                                                                    EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
CardioDynamics International Corporation:

We consent to the use of our report incorporated herein by reference.


                                              /s/ KPMG LLP

San Diego, California
June 6, 2000